EXHIBIT 3.26(a)

ARTICLES OF INCORPORATION

OF

VINCENT F. MARTIN, JR., INC.

The undersigned Incorporator hereby executes, acknowledges and files the following ARTICLES OF INCORPORATION for the purpose of forming a corporation under the General Corporation Law of the State of California.

One: The name of the Corporation shall be:

VINCENT F. MARTIN, JR., INC.

Two: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

Three: The name and address in this state of the Corporation’s initial agent for service or process in accordance with Subdivision (b) of Section 1502 of the General Corporation Law is:

Vincent F. Martin, Jr.

12307 Third Helena Drive

Brentwood, California 90049

Four: The Corporation is authorized to issue only one class of share, and the total number of shares which the Corporation is authorized to issue is One Thousand (1,000).

IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on December 23, 1981.

/s/ WILLIAM D. MITCHELL
Typed Name:	WILLIAM D. MITCHELL

The undersigned declares that he is the person who executed the foregoing Articles of Incorporation and that such instrument is the act and deed of the undersigned.

/s/ WILLIAM D. MITCHELL

A0510755

AGREEMENT OF MERGER

OF

STANTON H. ZARROW, INC.

BL/WESTMARK, INC.

ROGER C. SCHULTZ, INC.

AND

VINCENT F. MARTIN, JR., INC.

AGREEMENT OF MERGER entered into as of the 23rd day of December, 1997, by STANTON H. ZARROW, INC., BL/WESTMARK, INC., ROGER C. SCHULTZ, INC. and VINCENT F. MARTIN, JR., INC. as approved by the Board of Directors of each of said corporations.

1. STANTON H. ZARROW, INC., BL/WESTMARK, INC. and ROGER C. SCHULTZ, INC. are corporations incorporated in the State of California, and which are sometimes hereinafter referred to as the “disappearing corporations”, shall each be merged with and into VINCENT F. MARTIN, JR., INC., which is a corporation incorporated in the State of California, and which is sometimes hereinafter referred to as the “surviving corporation”.

2. The separate existence of the disappearing corporations shall cease upon the effective date of the merger in accordance with the provisions of the General Corporation Law of the State of California.

3. The surviving corporation shall continue its existence under its present name pursuant to the provisions of the General Corporation Law of the State of California.

4. The Articles of Incorporation of the surviving corporation upon the effective date of the merger shall be the Articles of Incorporation of said surviving corporation and shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of California.

5. The By-laws of the surviving corporation upon the effective date of the merger shall be the By-laws of said surviving corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of California.

6. The directors and officers in office of the surviving corporation upon the effective date of the merger shall continue to be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and officers until the election, choice and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-laws of the surviving corporation.

7. Each issued share of the disappearing corporations shall, upon the effective date of the merger, be cancelled without consideration. The issued shares of the surviving corporation shall not be converted or exchanged in any manner or any consideration be paid therefor, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

8. The Agreement of Merger herein entered into and approved shall be submitted to the shareholders entitled to vote thereon of the disappearing corporations and of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the General Corporation Law of the State of California.

9. In the event that this Agreement of Merger shall have been approved by the shareholders entitled to vote of the disappearing corporations and of the surviving corporation in the manner prescribed by the provisions of the General Corporation Law of the State of California, the disappearing corporations and the surviving corporation hereby agree that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of California, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

10. The Board of Directors and the proper officers of the disappearing corporations and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

Dated as of December 23, 1997

STANTON H. ZARROW, INC.

By:	/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

BL/WESTMARK, INC.

By:	/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

ROGER C. SCHULTZ, INC.

By:	/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

VINCENT F. MARTIN, JR., INC.

By:	/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

By:	/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

VINCENT F. MARTIN, JR., INC.

CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER

Walter V. Stafford and Trude A. Tsujimoto state and certify that:

1. They are the Senior Executive Vice President and Assistant Secretary, respectively, of VINCENT F. MARTIN, JR., INC., a California corporation.

2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and sole shareholder of the Corporation.

3. There is only one class of shares and the total number of outstanding shares is 1,000.

4. The shareholder percentage vote required for the aforesaid approval was 100% of the outstanding shares.

5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

On the date set forth below, in the City of Los Angeles in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he/she signed the foregoing certificate in the official capacity set forth beneath his/her signature, and that the statements set forth in said certificate are true of his/her own knowledge.

Dated as of December 23, 1997

/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

STANTON H. ZARROW, INC.

CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER

Walter V. Stafford and Trude A. Tsujimoto state and certify that:

1. They are the Senior Executive Vice President and Assistant Secretary, respectively, of STANTON H. ZARROW, INC., a California corporation.

2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and sole shareholder of the Corporation.

3. There is only one class of shares and the total number of outstanding shares is 100.

4. The shareholder percentage vote required for the aforesaid approval was 100% of the outstanding shares.

5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

On the date set forth below, in the City of Los Angeles in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he/she signed the foregoing certificate in the official capacity set forth beneath his/her signature, and that the statements set forth in said certificate are true of his/her own knowledge.

Dated as of December 23, 1997

/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

BL/WESTMARK, INC.

CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER

Walter V. Stafford and Trude A. Tsujimoto state and certify that:

1. They are the Senior Executive Vice President and Assistant Secretary, respectively, of BL/WESTMARK, INC., a California corporation.

2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and sole shareholder of the Corporation.

3. There is only one class of shares and the total number of outstanding shares is 1,000.

4. The shareholder percentage vote required for the aforesaid approval was 100% of the outstanding shares.

5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

On the date set forth below, in the City of Los Angeles in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he/she signed the foregoing certificate in the official capacity set forth beneath his/her signature, and that the statements set forth in said certificate are true of his/her own knowledge.

Dated as of December 23, 1997

/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

ROGER C. SCHULTZ, INC.

CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER

Walter V. Stafford and Trude A. Tsujimoto state and certify that:

1. They are the Senior Executive Vice President and Assistant Secretary, respectively, of ROGER C. SCHULTZ, INC., a California corporation.

2. The Agreement of Merger in the form attached was duly approved by the Board of Directors and sole shareholder of the Corporation.

3. There is only one class of shares and the total number of outstanding shares is 1,000.

4. The shareholder percentage vote required for the aforesaid approval was 100% of the outstanding shares.

5. The principal terms of the merger agreement in the form attached were approved by the corporation by a vote of the number of shares which equaled or exceeded the vote required.

On the date set forth below, in the City of Los Angeles in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he/she signed the foregoing certificate in the official capacity set forth beneath his/her signature, and that the statements set forth in said certificate are true of his/her own knowledge.

Dated as of December 23, 1997

/s/ Walter V. Stafford
Walter V. Stafford
Senior Executive Vice President

/s/ Trude A. Tsujimoto
Trude A. Tsujimoto
Assistant Secretary

A0602744

AGREEMENT OF MERGER

AGREEMENT OF MERGER (“Agreement”), dated this 24 th day of September 2003, pursuant to the California Corporations Code, between Vincent F. Martin, Jr., Inc., a California Corporation (the “Company”) and Sol L. Rabin, Inc., a California Corporation (“SLR” or “Merged Corporation”).

WITNESSETH that:

WHEREAS, all of the constituent corporations desire to merge into a single Corporation, as hereinafter specified; and

NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

FIRST: The Company hereby merges into itself SLR and said SLR shall be and hereby merged into the Company which shall be the surviving corporation (“Surviving Corporation”).

SECOND: The Articles of Incorporation of the Company, which is the surviving corporation, as heretofore amended and as in effect on the date of the merger provided for in this Agreement, shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

THIRD: The manner of converting the outstanding shares of the capital stock of each of the constituent corporations into the shares or other securities of the Surviving Corporation shall be as follows:

(a) At the Effective Time (as defined below), each issued and outstanding share of the common stock of the Surviving Corporation shall remain issued and outstanding as the common stock of the Surviving Corporation.

(b) Immediately after the Effective Time (as defined below), each holder of a certificate representing issued and outstanding shares of the common stock of the Merged Corporation shall surrender such certificate to the Surviving Corporation, and such certificate shall immediately be cancelled without consideration.

FOURTH: The Terms and conditions of the merger are as follows:

(a) The by-laws of the Surviving Corporation as they shall exist on the effective date of this Agreement shall be and remain the by-laws of the Surviving Corporation until the same shall be altered, amended or repealed as therein provided.

(b) The directors and officers of the Surviving Corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

(c) This merger shall become effective upon filing with the Secretary of State of California (“Effective Time”).

(d) Upon the merger becoming effective, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporation shall be transferred to, vested in and devolve upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Surviving Corporation and the merged corporation shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and the merged corporation respectively. The merged corporation hereby agrees from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors, and that fact having been certified on said Agreement of Merger by the Assistant Secretary of each corporate party hereto, have caused these presents to be executed by the Director of each party hereto as the respective act, deed and agreement of each of said corporations on this 24th day of September, 2003.

VINCENT F. MARTIN, INC.

By:	/s/ Ellis D. Reiter, Jr.
Ellis D. Reiter, Jr.
Its:	Vice President

By:	/s/ Dean Miller
Dean Miller
Its:	Assistant Secretary

SOL L. RABIN, INC.

By:	/s/ Ellis D. Reiter, Jr.
Ellis D. Reiter, Jr.
Its:	Vice President

By:	/s/ Dean Miller
Dean Miller
Its:	Assistant Secretary

OFFICER’S CERTIFICATE

We, Ellis D. Reiter, Jr. and Dean Miller, certify that:

1. We are the Vice President and Assistant Secretary of Sol L. Rabin, Inc., a corporation duly organized and existing under the laws of the state of California.

2. The merger agreement was entitled to be and was approved, according to the provisions of Section 1202 of the California Corporations Code, by the board of directors of the company and of the sole shareholder holding 100% of the 1,000 shares of common stock issued and outstanding.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: September 24, 2003

/s/ Ellis D. Reiter, Jr.
Ellis D. Reiter, Jr.
Vice President

/s/ Dean Miller
Dean Miller
Assistant Secretary

OFFICER’S CERTIFICATE

We, Ellis D. Reiter, Jr. and Dean Miller, certify that:

1. We are the Vice President and Assistant Secretary of Vincent F. Martin, Inc., a corporation duly organized and existing under the laws of the state of California.

2. The merger agreement was entitled to be and was approved by the board of directors of the company and of the shareholders under the provisions of Section 1202 of the California Corporations Code.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: September 24, 2003

/s/ Ellis D. Reiter, Jr.
Ellis D. Reiter, Jr.
Vice President

/s/ Dean Miller
Dean Miller
Assistant Secretary

I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

That the annexed transcript has been compared with the record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this

DEC 29, 1981

/s/ March Fong Eu
March Fong Eu
Secretary of State

ARTICLES OF INCORPORATION

OF

VINCENT F. MARTIN, JR., INC.

The undersigned Incorporator hereby executes, acknowledges and files the following ARTICLES OF INCORPORATION for the purpose of forming a corporation under the General Corporation Law of the State of California.

One: The name of the Corporation shall be:

VINCENT F. MARTIN, JR., INC.

Two: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

Three: The name and address in this state of the Corporation’s initial agent for service or process in accordance with Subdivision (b) of Section 1502 of the General Corporation Law is:

Vincent F. Martin, Jr.
12307 Third Helena Drive
Brentwood, California 90049

Four: The Corporation is authorized to issue only one class of share, and the total number of shares which the Corporation is authorized to issue is One Thousand (1,000).

IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on December 23, 1981.

/s/ William D. Mitchell
Typed Name:	WILLIAM D. MITCHELL

The undersigned declares that he is the person who executed the foregoing Articles of Incorporation and that such instrument is the act and deed of the undersigned.

/s/ William D. Mitchell